UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2017

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Allied Drive, Suite 220 Dedham, MA	02026
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.06              Material Impairments.

On August 23, 2017, Atlantic Power Corporation (the “Company”) received notification from the U.S. Navy that proposals involving the Company’s Naval Station and North Island projects were not selected in the final round of the Navy’s solicitation for energy security and resiliency at the two naval bases in San Diego on which these projects are located.  The timing and final arrangements for decommissioning the sites have not been determined.

Following notification of the outcome of the Navy solicitation, the Company undertook an evaluation of the carrying values of the long-lived assets, which include intangible assets (primarily associated with the underlying Power Purchase Agreements, or “PPAs”) and property, plant and equipment at all three San Diego projects.  In conducting this assessment, the Company determined that it is likely that the PPAs for all three projects will terminate ahead of their scheduled December 2019 expiration dates, potentially as early as February 2018.  Accordingly, the Company expects to record a long-lived asset impairment of approximately $50 million in the third quarter of 2017, subject to further estimation of decommissioning costs.  Subsequent to recording the impairment, the Company will continue to amortize the approximate remaining $16 million of carrying value of the three projects through February 2018.  Both the accelerated amortization and the impairment are non-cash expenses that do not affect cash flow, nor are they included in Project Adjusted EBITDA.

Item 7.01              Regulation FD Disclosure.

In connection with the impairment described in Item 2.06, the Company issued a press release.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing.

Item 99.1             Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Atlantic Power Corporation press release dated August 28, 2017 captioned “Atlantic Power Corporation Provides Update on Contractual Arrangements for Naval Station and North Island Projects.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: August 28, 2017	By:	/s/ Terrence Ronan
		Name:	Terrence Ronan
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Atlantic Power Corporation press release dated August 28, 2017 captioned “Atlantic Power Corporation Provides Update on Contractual Arrangements for Naval Station and North Island Projects.”